UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)           January 16, 2008

HI-TECH PHARMACAL CO., INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

No. 0-20424	11-2638720
(Commission File Number)	(IRS Employer Identification No.)

369 Bayview Avenue, Amityville, New York	11701
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-8228
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

 On January 16, 2008, Hi-Tech Pharmacal Co., Inc. issued a press release announcing that the U.S. Food and Drug Administration has granted final approval to the Company’s Abbreviated New Drug Application for fluticasone propionate nasal spray, 50 mcg, which is the AB-rated generic equivalent of GlaxoSmithKline’s Flonase®, which is used in the management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2008	HI-TECH PHARMACAL CO., INC.

/s/David S. Seltzer
Name: David S. Seltzer
Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Hi-Tech Pharmacal Co., Inc. Press Release dated January 16, 2008.